Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2022 February 22, 2023

Supplemental Financial Information February 22, 2023

Supplemental Financial Information February 22, 2023

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information February 22, 2023

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 22, 2023 owns 15 hotels comprised of 7,735 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of hotels considered to be Long-Term Relevant Real Estate®.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information February 22, 2023

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information February 22, 2023

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Acquisition costs: under GAAP, costs associated with acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net (income) loss allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components (prior to our acquisition of the noncontrolling partner’s ownership interest in the partnership in June 2022). We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease was a finance lease, and, therefore, we included a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the current period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information February 22, 2023

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components (prior to our acquisition of the noncontrolling partner’s ownership interest in the partnership in June 2022). We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income (loss) to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package. Beginning with the quarter ended March 31, 2022, the Company’s calculation of Adjusted FFO attributable to common stockholders excludes the noncash amortization expense associated with deferred stock compensation. Adjusted FFO attributable to common stockholders for the prior periods presented in this supplemental package have also been adjusted to exclude this expense.

Both the Total Portfolio and the Comparable Corporate Portfolio consist of all 15 hotels owned by the Company as of December 31, 2022, and include both prior ownership results and the Company’s ownership results for The Confidante Miami Beach and the Montage Healdsburg, acquired by the Company in June 2022 and April 2021, respectively. The Company obtained prior ownership information from the previous owners of The Confidante Miami Beach and the Montage Healdsburg during the due diligence periods before acquiring the hotels. The Company performed limited reviews of the information as part of its analyses of the acquisitions.

The Comparable Portfolio includes the same 12 hotels owned by the Company during the fourth quarters and full years of 2022, 2021 and 2019 plus both prior ownership results and the Company’s ownership results for The Confidante Miami Beach, acquired by the Company in June 2022.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information February 22, 2023

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information February 22, 2023

Comparable Consolidated Statements of Operations

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2022
Revenues
Room	$147,277	$158,400	$167,194	$115,515	$588,386
Food and beverage	65,847	63,476	74,307	42,911	246,541
Other operating	31,020	22,438	18,711	24,360	96,529
Total revenues	244,144	244,314	260,212	182,786	931,456

Operating Expenses
Room	38,691	38,791	38,626	30,425	146,533
Food and beverage	48,187	47,181	48,304	34,233	177,905
Other expenses	84,308	88,746	87,269	75,023	335,346
Corporate overhead	7,936	7,879	8,717	10,714	35,246
Depreciation and amortization	32,393	31,750	31,720	31,711	127,574
Impairment loss	3,466	—	—	—	3,466
Total operating expenses	214,981	214,347	214,636	182,106	826,070

Interest and other income	476	270	116	4,380	5,242
Interest expense	(11,717)	(9,269)	(5,938)	(4,964)	(31,888)
Gain (loss) on extinguishment of debt, net	26	(770)	21	(213)	(936)
Income (loss) before income taxes	17,948	20,198	39,775	(117)	77,804
Income tax (provision) benefit, net	(485)	290	(28)	(136)	(359)
Net income (loss)	$17,463	$20,488	$39,747	$(253)	$77,445

Total Portfolio Hotel Adjusted EBITDAre (2)	$61,866	$69,422	$87,308	$42,687	$261,283

Comparable Adjusted EBITDAre (3)	$68,777	$63,848	$80,031	$37,103	$249,759

Comparable Adjusted FFO attributable to common stockholders (4)	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.26	$0.25	$0.33	$0.13	$0.96

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information February 22, 2023

Comparable Consolidated Statements of Operations

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2021	2021	2021	2021	2021
Revenues
Room	$109,660	$105,973	$83,428	$38,168	$337,229
Food and beverage	37,133	27,739	17,551	7,779	90,202
Other operating	20,838	20,904	17,406	12,197	71,345
Total revenues	167,631	154,616	118,385	58,144	498,776

Operating Expenses
Room	29,615	28,216	22,042	12,535	92,408
Food and beverage	31,334	25,975	17,892	9,082	84,283
Other expenses	69,235	65,033	52,091	41,246	227,605
Corporate overhead	8,203	15,422	9,467	7,177	40,269
Depreciation and amortization	30,766	30,196	30,952	31,041	122,955
Impairment losses	1,671	1,014	—	—	2,685
Total operating expenses	170,824	165,856	132,444	101,081	570,205

Interest and other income (loss)	13	2	21	(379)	(343)
Interest expense	(6,440)	(7,019)	(7,100)	(6,693)	(27,252)
(Loss) gain on extinguishment of debt, net	(292)	61	88	222	79
Loss before income taxes	(9,912)	(18,196)	(21,050)	(49,787)	(98,945)
Income tax provision, net	(18)	(25)	(23)	(43)	(109)
Net loss	$(9,930)	$(18,221)	$(21,073)	$(49,830)	$(99,054)

Total Portfolio Hotel Adjusted EBITDAre (2)	$38,050	$35,766	$21,868	$(10,014)	$85,670

Comparable Adjusted EBITDAre (3)	$34,287	$33,090	$20,221	$(10,616)	$76,982

Comparable Adjusted FFO attributable to common stockholders (4)	$23,074	$21,876	$8,701	$(21,618)	$32,033

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.11	$0.11	$0.04	$(0.10)	$0.15

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 22, 2023

Comparable Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$140,388	$145,477	$154,320	$140,689	$580,874
Food and beverage	59,112	53,525	67,089	63,338	243,064
Other operating	17,415	17,523	16,271	15,124	66,333
Total revenues	216,915	216,525	237,680	219,151	890,271

Operating Expenses
Room	36,422	37,604	37,604	35,979	147,609
Food and beverage	40,345	38,763	42,286	41,704	163,098
Other expenses	73,100	71,415	73,549	73,328	291,392
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	28,231	28,315	27,684	27,541	111,771
Total operating expenses	185,373	183,492	189,201	186,068	744,134

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	27,722	27,721	41,656	27,858	124,957
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$26,688	$28,470	$38,980	$30,970	$125,108

Comparable Portfolio Hotel Adjusted EBITDAre (5)	$67,146	$68,778	$84,305	$68,415	$288,644

Comparable Adjusted EBITDAre (3)	$64,653	$66,936	$82,652	$67,767	$282,008

Comparable Adjusted FFO attributable to common stockholders (4)	$53,324	$56,618	$71,082	$55,805	$236,829

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.26	$0.27	$0.34	$0.27	$1.15

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 22, 2023

Comparable Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile due to their sales in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile due to their sale in March 2022. Includes prior ownership results for The Confidante Miami Beach and the Montage Healdsburg acquired by the Company in June 2022 and April 2021, respectively, adjusted for the Company's pro forma depreciation expense. Comparable Consolidated Statements of Operations for each of the quarters and the year ended December 31, 2019 also excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace and the Renaissance Los Angeles Airport due to their sales in October 2019, July 2020 and December 2020, respectively, as well as results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020.
(2)	Total Portfolio Hotel Adjusted EBITDAre reconciliations for the fourth quarters and full years of 2022, 2021 and 2019 can be found later in this presentation. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on February 22, 2023.
(3)	Comparable Adjusted EBITDAre reconciliations for each of the quarters and years included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for each of the quarters and years included in this presentation can be found in the following pages and reflect the adjustments noted in Footnotes 1 and 3 above, along with repurchases totaling 3,783,936 shares of common stock in the second, third and fourth quarters of 2019, 9,770,081 shares of common stock in the first quarter of 2020 and 10,245,324 shares of common stock in the first, second, third and fourth quarters of 2022, partially offset by issuances totaling 2,913,682 shares of common stock in the second quarter of 2021.
(5)	Comparable Portfolio Hotel Adjusted EBITDAre reconciliations for the fourth quarter and full year of 2019 can be found later in this presentation.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2022 – Q4 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Operations held for investment:
Depreciation and amortization	32,393	31,750	30,893	31,360	126,396
Interest expense	11,717	9,269	5,938	5,081	32,005
Income tax provision (benefit), net	485	(290)	28	136	359
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Impairment loss - depreciable assets	1,379	—	—	—	1,379
EBITDAre	63,437	61,217	74,551	28,754	227,959

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Amortization of right-of-use assets and obligations	(359)	(350)	(354)	(346)	(1,409)
Amortization of contract intangibles, net	(18)	(19)	(18)	(6)	(61)
Finance lease obligation interest - cash ground rent	—	—	—	(117)	(117)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses (insurance restoration proceeds), net	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment loss – right-of-use asset	2,087	—	—	—	2,087
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Depreciation and amortization	—	—	(666)	(790)	(1,456)
Interest expense	—	—	(206)	(168)	(374)
Amortization of right-of-use asset and obligation	—	—	60	72	132
Adjustments to EBITDAre, net	5,340	2,631	(557)	(1,591)	5,823

Adjusted EBITDAre, excluding noncontrolling interest	68,777	63,848	73,994	27,163	233,782
Sold hotel Adjusted EBITDAre (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted EBITDAre (2)	—	—	6,037	7,768	13,805

Comparable Adjusted EBITDAre	$68,777	$63,848	$80,031	$37,103	$249,759

*Footnotes on page 14

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Preferred stock dividends	(3,350)	(3,351)	(3,773)	(3,773)	(14,247)
Operations held for investment:
Real estate depreciation and amortization	32,023	31,313	30,456	31,027	124,819
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Real estate depreciation and amortization	—	—	(666)	(790)	(1,456)
FFO attributable to common stockholders	46,136	48,450	61,366	17,507	173,459

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Real estate amortization of right-of-use assets and obligations	(287)	(288)	(294)	(286)	(1,155)
Amortization of contract intangibles, net	78	141	143	60	422
Noncash interest on derivatives, net	710	(39)	(1,023)	(1,842)	(2,194)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses (insurance restoration proceeds), net	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment losses – right-of-use and depreciable assets	3,466	—	—	—	3,466
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	—	60	72	132
Noncash interest on derivatives, net	—	—	(2)	2	—
Adjustments to FFO attributable to common stockholders, net	7,597	2,814	1,854	(1,096)	11,169

Adjusted FFO attributable to common stockholders	53,733	51,264	63,220	16,411	184,628
Sold hotel Adjusted FFO (1)	—	—	—	2,172	2,172
Acquisition hotel Adjusted FFO (2)	—	—	5,831	7,600	13,431

Comparable Adjusted FFO attributable to common stockholders	$53,733	$51,264	$69,051	$26,183	$200,231

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.25	$0.33	$0.13	$0.96

Basic weighted average shares outstanding	209,097	211,010	213,183	217,271	212,613
Shares associated with unvested restricted stock awards	449	594	354	305	358
Diluted weighted average shares outstanding	209,546	211,604	213,537	217,576	212,971
Equity transactions (3)	(1,066)	(2,979)	(5,168)	(9,504)	(4,651)
Comparable diluted weighted average shares outstanding	208,480	208,625	208,369	208,072	208,320

*Footnotes on page 14

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022 Footnotes

(1)	Sold Hotel Adjusted EBITDAre and Adjusted FFO include results for the Hyatt Centric Chicago Magnificent Mile sold in February 2022, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent repurchases totaling 3,879,025, 3,235,958, 880,577 and 2,249,764 shares of common stock in the first, second, third and fourth quarters of 2022, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Operations held for investment:
Depreciation and amortization	32,598	32,585	32,729	30,770	128,682
Interest expense	7,201	7,983	8,065	7,649	30,898
Income tax provision, net	18	25	23	43	109
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
EBITDAre	27,288	19,495	12,899	(16,755)	42,927

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Amortization of right-of-use assets and obligations	(340)	(335)	(338)	(331)	(1,344)
Finance lease obligation interest - cash ground rent	(351)	(351)	(351)	(351)	(1,404)
Property-level severance	(284)	4,562	—	—	4,278
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
Interest expense	(160)	(181)	(159)	(161)	(661)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to EBITDAre, net	3,895	15,867	2,424	2,097	24,283

Adjusted EBITDAre, excluding noncontrolling interest	31,183	35,362	15,323	(14,658)	67,210
Sold hotel Adjusted EBITDAre (1)	(1,434)	(4,742)	2,391	5,751	1,966
Acquisition hotel Adjusted EBITDAre (2)	4,538	2,470	2,507	(1,709)	7,806

Comparable Adjusted EBITDAre	$34,287	$33,090	$20,221	$(10,616)	$76,982

*Footnotes on page 17

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income (Loss) to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2021	2021	2021	2021	2021

Net income (loss)	$138,324	$(22,124)	$(27,918)	$(55,287)	$32,995
Preferred stock dividends and redemption charges	(3,349)	(6,287)	(7,795)	(3,207)	(20,638)
Operations held for investment:
Real estate depreciation and amortization	31,976	31,959	32,104	30,143	126,182
(Gain) loss on sale of assets, net	(152,524)	12	—	70	(152,442)
Impairment losses	1,671	1,014	—	—	2,685
Noncontrolling interest:
(Income) loss from consolidated joint venture attributable to noncontrolling interest	(335)	(933)	596	1,975	1,303
Real estate depreciation and amortization	(791)	(791)	(806)	(810)	(3,198)
FFO attributable to common stockholders	14,972	2,850	(3,819)	(27,116)	(13,113)

Operations held for investment:
Amortization of deferred stock compensation	2,212	3,165	4,659	2,752	12,788
Real estate amortization of right-of-use assets and obligations	87	87	77	85	336
Noncash interest on derivatives, net	(1,211)	(616)	(709)	(869)	(3,405)
Property-level severance	(284)	4,562	—	—	4,278
Loss (gain) on extinguishment of debt, net	428	(61)	(88)	(222)	57
Prior year property tax adjustments, net	—	605	(1,162)	(827)	(1,384)
Lawsuit settlement cost	21	691	—	—	712
Preferred stock redemption charges	—	2,624	4,016	—	6,640
CEO transition costs	815	7,976	—	—	8,791
Hurricane-related losses	2,612	1,621	—	—	4,233
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Noncash interest on derivatives, net	1	(20)	—	—	(19)
Lawsuit settlement cost	(5)	(173)	—	—	(178)
Adjustments to FFO attributable to common stockholders, net	4,749	20,533	6,866	991	33,139

Adjusted FFO attributable to common stockholders	19,721	23,383	3,047	(26,125)	20,026
Sold hotel Adjusted FFO (1)	(1,024)	(4,129)	3,005	6,356	4,208
Acquisition hotel Adjusted FFO (2)	4,377	2,309	2,348	(1,870)	7,164
Equity transactions (3)	—	313	301	21	635

Comparable Adjusted FFO attributable to common stockholders	$23,074	$21,876	$8,701	$(21,618)	$32,033

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.11	$0.11	$0.04	$(0.10)	$0.15

Basic weighted average shares outstanding	217,870	217,709	215,113	214,438	216,296
Shares associated with unvested restricted stock awards	445	296	352	210	326
Diluted weighted average shares outstanding	218,315	218,005	215,465	214,648	216,622
Equity transactions (3)	(10,245)	(10,245)	(7,775)	(7,332)	(8,911)
Comparable diluted weighted average shares outstanding	208,070	207,760	207,690	207,316	207,711

*Footnotes on page 17

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income (Loss) to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2021 – Q1 2021, FY 2021 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach and the Montage Healdsburg acquired by the Company in June 2022 and April 2021, respectively, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity Transactions represent the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes issuances totaling 2,913,682 shares of common stock in the second quarter of 2021 and repurchases totaling 10,245,324 shares of common stock in the first, second, third and fourth quarters of 2022.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(15,066)	(17,992)	(21,581)	(3,428)	(58,067)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Comparable Adjusted EBITDAre	$64,653	$66,936	$82,652	$67,767	$282,008

*Footnotes on Page 20

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Preferred stock dividends	(3,208)	(3,208)	(3,207)	(3,207)	(12,830)
Operations held for investment:
Real estate depreciation and amortization	36,639	36,951	35,900	35,770	145,260
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Real estate depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
FFO attributable to common stockholders	58,822	63,987	76,016	48,241	247,066

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Real estate amortization of right-of-use assets and obligations	147	146	146	151	590
Noncash interest on derivatives and finance lease obligations, net	(857)	1,155	3,634	2,119	6,051
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncash income tax provision (benefit), net	934	390	2,648	(3,284)	688
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to FFO attributable to common stockholders, net	2,321	3,900	8,610	1,369	16,200

Adjusted FFO attributable to common stockholders	61,143	67,887	84,626	49,610	263,266
Sold/Disposed hotel Adjusted FFO (1)	(13,225)	(16,144)	(19,747)	(1,608)	(50,724)
Acquisition hotel Adjusted FFO (2)	3,704	3,162	4,480	6,069	17,415
Debt and equity transactions (3)	1,702	1,713	1,723	1,734	6,872

Comparable Adjusted FFO attributable to common stockholders	$53,324	$56,618	$71,082	$55,805	$236,829

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.27	$0.34	$0.27	$1.15

Basic weighted average shares outstanding	223,638	224,530	227,389	227,219	225,681
Shares associated with unvested restricted stock awards	448	253	145	260	276
Diluted weighted average shares outstanding	224,086	224,783	227,534	227,479	225,957
Equity transactions (3)	(17,103)	(17,994)	(20,871)	(20,886)	(19,200)
Comparable diluted weighted average shares outstanding	206,983	206,789	206,663	206,593	206,757

*Footnotes on Page 20

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information February 22, 2023

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre and Adjusted FFO include results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Debt and Equity Transactions represent the reduction in interest expense on the mortgage loan secured by the Renaissance Washington DC due to its repayment in December 2020, along with the reduction in preferred stock dividends due to the redemptions of the 6.95% Series E and 6.45% Series F Cumulative Redeemable Preferred Stocks in June 2021 and August 2021, respectively, offset by the issuances of the 6.125% Series H and 5.70% Series I Cumulative Redeemable Preferred Stocks in May 2021 and July 2021, respectively. It also includes repurchases totaling 3,783,936 shares of common stock in the second, third and fourth quarters of 2019, 9,770,081 shares of common stock in the first quarter of 2020 and 10,245,324 shares of common stock in the first, second, third and fourth quarters of 2022, partially offset by issuances totaling 2,913,682 shares of common stock in the second quarter of 2021.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information February 22, 2023

CAPITALIZATION

CAPITALIZATION	Page 21

Supplemental Financial Information February 22, 2023

Comparative Capitalization
Q4 2022 – Q4 2021

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2021

Common Share Price & Dividends
At the end of the quarter	$9.66	$9.42	$9.92	$11.78	$11.73
High during quarter ended	$11.19	$12.22	$12.68	$12.07	$13.23
Low during quarter ended	$9.42	$9.42	$9.64	$10.15	$10.48
Common dividends per share	$0.05	$0.05	$—	$—	$—

Common Shares & Units
Common shares outstanding	209,320	211,570	212,451	215,668	219,334
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	209,320	211,570	212,451	215,668	219,334

Capitalization
Market value of common equity	$2,022,036	$1,992,991	$2,107,512	$2,540,568	$2,572,785
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Consolidated debt	816,136	816,647	805,443	575,934	611,437
Consolidated total capitalization	$3,119,422	$3,090,888	$3,194,205	$3,397,752	$3,465,472

Consolidated debt to consolidated total capitalization	26.2%	26.4%	25.2%	17.0%	17.6%
Consolidated debt and preferred equity to consolidated total capitalization	35.2%	35.5%	34.0%	25.2%	25.8%

CAPITALIZATION	Page 22

Supplemental Financial Information February 22, 2023

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2022
Debt	Collateral	Spread	Date	Balance

Secured Mortgage Debt (1)	Hilton San Diego Bayfront	5.57%	12/09/2023	$220,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	76,136
Series A Senior Notes (2)	Unsecured	4.69%	01/10/2026	65,000
Term Loan 1 (3)	Unsecured	5.82%	07/25/2027	175,000
Series B Senior Notes (2)	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	4.27%	01/25/2028	175,000

TOTAL CONSOLIDATED DEBT				$816,136

Preferred Stock
Series G cumulative redeemable preferred (4)		2.268%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt Statistics
% Fixed Rate Debt				42.4%
% Floating Rate Debt				57.6%
Average Interest Rate				5.04%
Weighted Average Maturity of Debt				3.4 years

(1)	In December 2022, the Company exercised its final option to extend the maturity of the mortgage debt secured by the Hilton San Diego Bayfront from December 2022 to December 2023. In conjunction with this extension, the one-month LIBOR spread increased 25 basis points from 105 basis points to 130 basis points.
(2)	The 2020 and 2021 amendments to the Company's Senior Notes increased the annual interest rates on the Senior Notes by 1.25% through September 30, 2022. From October 1, 2022 to December 31, 2022, the increase in the annual rates decreased to 1.00%, and in January 2023, the increase in the annual interest rates on the Senior Notes was eliminated. The interest rates presented reflect the terms of the Senior Notes amendments as of January 1, 2023.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on the term loans are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. The interest rate for Term Loan 2 includes the effect of the Company's interest rate derivative swap, which expired on January 31, 2023.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. During 2022, the Company declared cash dividends of $0.567112 per share, which equates to an annual yield of 2.268%. The annual dividend rate may increase in 2024 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 23

Supplemental Financial Information February 22, 2023

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information February 22, 2023

Hotel Information as of February 22, 2023

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	15%	Leasehold	2011 / 2022
2	Boston Park Plaza	Massachusetts	Independent	1,060	14%	Fee Simple	2013
3	Hyatt Regency San Francisco	California	Hyatt	821	11%	Fee Simple	2013
4	Renaissance Washington DC	Washington DC	Marriott	807	10%	Fee Simple	2005
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	10%	Fee Simple	2005
6	Wailea Beach Resort	Hawaii	Marriott	547	7%	Fee Simple	2014
7	JW Marriott New Orleans (3)	Louisiana	Marriott	501	6%	Fee Simple	2011
8	Marriott Boston Long Wharf	Massachusetts	Marriott	415	5%	Fee Simple	2007
9	Renaissance Long Beach	California	Marriott	374	5%	Fee Simple	2005
10	The Confidante Miami Beach	Florida	Hyatt	339	4%	Fee Simple	2022
11	The Bidwell Marriott Portland	Oregon	Marriott	258	3%	Fee Simple	2000
12	Hilton New Orleans St. Charles	Louisiana	Hilton	252	3%	Fee Simple	2013
13	Oceans Edge Resort & Marina	Florida	Independent	175	2%	Fee Simple	2017
14	Montage Healdsburg	California	Montage	130	2%	Fee Simple	2021
15	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			7,735	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space fronting Canal Street that is not integral to the hotel’s operations.
(4)	The number of rooms at the Four Seasons Resort Napa Valley excludes rooms provided by owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information February 22, 2023

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q4 2022/2021/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Quarter Ended December 31,				For the Quarter Ended December 31,					For the Quarter Ended December 31,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019		2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront	$257.63	$217.13	$217.65	18.4%	76.0%	59.3%	82.4%	(640)	bps	$195.80	$128.76	$179.34	9.2%
Boston Park Plaza	$228.55	$194.84	$200.21	14.2%	77.6%	58.7%	88.1%	(1,050)	bps	$177.35	$114.37	$176.39	0.5%
Hyatt Regency San Francisco (1)	$280.82	$204.53	$319.68	(12.2)%	67.7%	56.4%	88.2%	(2,050)	bps	$190.12	$115.35	$281.96	(32.6)%
Renaissance Washington DC (1)	$239.25	$189.31	$238.17	0.5%	44.2%	35.3%	73.4%	(2,920)	bps	$105.75	$66.83	$174.82	(39.5)%
Renaissance Orlando at SeaWorld®	$185.85	$159.64	$174.42	6.6%	65.1%	50.9%	81.2%	(1,610)	bps	$120.99	$81.26	$141.63	(14.6)%
Wailea Beach Resort	$727.99	$642.20	$505.64	44.0%	72.9%	74.4%	89.8%	(1,690)	bps	$530.70	$477.80	$454.06	16.9%
JW Marriott New Orleans	$255.19	$219.85	$208.88	22.2%	70.1%	49.4%	82.6%	(1,250)	bps	$178.89	$108.61	$172.53	3.7%
Marriott Boston Long Wharf	$358.07	$305.86	$314.91	13.7%	69.7%	60.2%	84.4%	(1,470)	bps	$249.57	$184.13	$265.78	(6.1)%
Renaissance Long Beach	$204.42	$171.56	$179.29	14.0%	68.3%	69.2%	77.8%	(950)	bps	$139.62	$118.72	$139.49	0.1%
The Confidante Miami Beach	$286.17	$277.04	$188.50	51.8%	69.4%	74.7%	81.0%	(1,160)	bps	$198.60	$206.95	$152.69	30.1%
The Bidwell Marriott Portland	$162.34	$145.22	$170.52	(4.8)%	41.3%	40.9%	65.1%	(2,380)	bps	$67.05	$59.39	$111.01	(39.6)%
Hilton New Orleans St. Charles	$195.89	$187.62	$172.91	13.3%	73.7%	45.4%	67.8%	590	bps	$144.37	$85.18	$117.23	23.2%
Oceans Edge Resort & Marina	$368.16	$416.41	$233.25	57.8%	66.3%	74.3%	84.4%	(1,810)	bps	$244.09	$309.39	$196.86	24.0%

Comparable Portfolio (2)	$286.37	$255.77	$247.04	15.9%	67.6%	56.4%	82.1%	(1,450)	bps	$193.59	$144.25	$202.82	(4.6)%

Montage Healdsburg	$1,128.82	$1,084.66	N/A	N/A	46.7%	62.8%	N/A	N/A		$527.16	$681.17	N/A	N/A
Four Seasons Resort Napa Valley	$1,838.15	$1,577.64	N/A	N/A	45.3%	42.6%	N/A	N/A		$832.68	$672.07	N/A	N/A

Total Portfolio (3)	$308.55	$275.11			67.0%	56.4%				$206.73	$155.16

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information February 22, 2023

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

FY 2022/2021/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Year Ended December 31,				For the Year Ended December 31,					For the Year Ended December 31,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019		2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$270.47	$207.14	$247.20	9.4%	76.6%	47.9%	81.4%	(480)	bps	$207.18	$99.22	$201.22	3.0%
Boston Park Plaza	$224.07	$177.24	$213.07	5.2%	75.2%	39.8%	90.6%	(1,540)	bps	$168.50	$70.54	$193.04	(12.7)%
Hyatt Regency San Francisco (1)	$267.52	$200.40	$322.08	(16.9)%	58.5%	35.1%	89.0%	(3,050)	bps	$156.50	$70.34	$286.65	(45.4)%
Renaissance Washington DC (1)	$241.85	$151.24	$232.64	4.0%	49.7%	40.9%	78.1%	(2,840)	bps	$120.20	$61.86	$181.69	(33.8)%
Renaissance Orlando at SeaWorld®	$184.16	$149.15	$168.18	9.5%	67.2%	40.7%	78.9%	(1,170)	bps	$123.76	$60.70	$132.69	(6.7)%
Wailea Beach Resort	$694.73	$613.15	$478.47	45.2%	79.2%	66.0%	91.2%	(1,200)	bps	$550.23	$404.68	$436.36	26.1%
JW Marriott New Orleans	$238.68	$187.16	$206.47	15.6%	62.0%	43.4%	83.9%	(2,190)	bps	$147.98	$81.23	$173.23	(14.6)%
Marriott Boston Long Wharf	$375.26	$315.93	$332.29	12.9%	66.8%	41.3%	86.7%	(1,990)	bps	$250.67	$130.48	$288.10	(13.0)%
Renaissance Long Beach	$208.11	$175.21	$189.85	9.6%	73.2%	62.5%	81.6%	(840)	bps	$152.34	$109.51	$154.92	(1.7)%
The Confidante Miami Beach	$303.82	$226.73	$196.84	54.3%	71.9%	75.1%	80.3%	(840)	bps	$218.45	$170.27	$158.06	38.2%
The Bidwell Marriott Portland	$169.24	$152.70	$186.05	(9.0)%	47.2%	28.3%	80.1%	(3,290)	bps	$79.88	$43.21	$149.03	(46.4)%
Hilton New Orleans St. Charles	$184.84	$149.86	$169.29	9.2%	60.5%	38.5%	74.3%	(1,380)	bps	$111.83	$57.70	$125.78	(11.1)%
Oceans Edge Resort & Marina (1)	$432.83	$403.92	$242.04	78.8%	73.9%	77.8%	88.7%	(1,480)	bps	$319.86	$314.25	$214.69	49.0%

Comparable Portfolio (2)	$289.15	$242.86	$252.38	14.6%	67.2%	46.2%	83.9%	(1,670)	bps	$194.31	$112.20	$211.75	(8.2)%

Montage Healdsburg	$1,103.21	$1,092.35	N/A	N/A	54.4%	52.2%	N/A	N/A		$600.15	$570.21	N/A	N/A
Four Seasons Resort Napa Valley	$1,778.25	$1,577.64	N/A	N/A	45.2%	42.6%	N/A	N/A		$803.77	$672.07	N/A	N/A

Total Portfolio (3)	$311.94	$260.25			66.8%	46.3%				$208.38	$120.50

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information February 22, 2023

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q4 and FY 2022/2021/2019

Hotels sorted by number of rooms	For the Quarters Ended December 31,				For the Years Ended December 31,
	2022	2021	2019	2022 vs. 2019	2022	2021	2019	2022 vs. 2019
Hilton San Diego Bayfront (1)	$382.49	$222.50	$312.85	22.3%	$370.75	$156.09	$351.61	5.4%
Boston Park Plaza	$274.78	$176.30	$261.05	5.3%	$244.72	$99.55	$271.52	(9.9)%
Hyatt Regency San Francisco (1)	$279.31	$160.52	$422.51	(33.9)%	$229.18	$94.28	$411.48	(44.3)%
Renaissance Washington DC (1)	$176.91	$95.18	$274.20	(35.5)%	$188.76	$77.94	$287.84	(34.4)%
Renaissance Orlando at SeaWorld®	$255.18	$167.64	$293.84	(13.2)%	$273.15	$118.31	$293.61	(7.0)%
Wailea Beach Resort	$727.78	$669.67	$625.99	16.3%	$794.50	$553.38	$617.62	28.6%
JW Marriott New Orleans	$230.95	$139.26	$231.86	(0.4)%	$188.88	$104.63	$229.00	(17.5)%
Marriott Boston Long Wharf	$367.52	$260.13	$392.17	(6.3)%	$351.50	$178.56	$406.92	(13.6)%
Renaissance Long Beach	$192.62	$154.79	$194.64	(1.0)%	$198.91	$134.54	$214.49	(7.3)%
The Confidante Miami Beach	$321.57	$308.75	$282.05	14.0%	$348.08	$261.11	$282.49	23.2%
The Bidwell Marriott Portland	$99.51	$76.95	$130.09	(23.5)%	$110.23	$54.16	$171.95	(35.9)%
Hilton New Orleans St. Charles	$163.82	$99.38	$132.51	23.6%	$139.28	$70.46	$142.86	(2.5)%
Oceans Edge Resort & Marina (1)	$366.79	$443.20	$299.74	22.4%	$474.11	$454.84	$332.34	42.7%

Comparable Portfolio (2)	$305.36	$215.46	$313.38	(2.6)%	$301.65	160.15	$324.63	(7.1)%

Montage Healdsburg	$1,012.03	$1,190.30	N/A	N/A	$1,077.98	$957.31	N/A	N/A
Four Seasons Resort Napa Valley	$1,286.75	$1,082.44	N/A	N/A	$1,293.83	$1,082.44	N/A	N/A

Total Portfolio (3)	$328.77	$235.19			$326.17	$174.54

*Footnotes on page 29

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 28

Supplemental Financial Information February 22, 2023

Property-Level Operating Statistics

Q4 and FY 2022/2021/2019 Footnotes

(1)	Operating statistics for the fourth quarter and full year of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Operating statistics for the full year of 2019 are impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio operating statistics include the same 12 hotels owned by the Company during the fourth quarters and full years of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Comparable Portfolio operating statistics for the full year of 2022 and the fourth quarters and full years of 2021 and 2019 include prior ownership information obtained by the Company from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of December 31, 2022. Total Portfolio operating statistics for the fourth quarter and full year of 2022 include rooms provided by the owners of the separately owned Four Seasons Private Residences Napa Valley who may periodically elect to participate in the residential rental program at the Four Seasons Resort Napa Valley. Total Portfolio operating statistics for the full year of 2021 include prior ownership results for the Montage Healdsburg. The Company obtained prior ownership information from the previous owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 29

Supplemental Financial Information February 22, 2023

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information February 22, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2022/2021

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$41,875	$12,335	29.5%	$24,359	$4,878	20.0%	950	bps
Boston Park Plaza	26,797	7,782	29.0%	17,193	2,643	15.4%	1,360	bps
Hyatt Regency San Francisco (1)	21,096	2,459	11.7%	12,124	(1,078)	(8.9)%	2,060	bps
Renaissance Washington DC (1)	13,135	1,351	10.3%	7,067	(1,490)	(21.1)%	3,140	bps
Renaissance Orlando at SeaWorld®	18,336	5,045	27.5%	12,045	2,502	20.8%	670	bps
Wailea Beach Resort	36,624	14,431	39.4%	33,700	14,657	43.5%	(410)	bps
JW Marriott New Orleans	10,645	4,262	40.0%	6,419	2,096	32.7%	730	bps
Marriott Boston Long Wharf	14,031	4,815	34.3%	9,932	2,614	26.3%	800	bps
Renaissance Long Beach	6,627	1,568	23.7%	5,326	1,436	27.0%	(330)	bps
The Confidante Miami Beach	10,030	2,474	24.7%	9,629	3,320	34.5%	(980)	bps
The Bidwell Marriott Portland	2,362	32	1.4%	1,826	260	14.2%	(1,280)	bps
Hilton New Orleans St. Charles	3,798	1,394	36.7%	2,304	661	28.7%	800	bps
Oceans Edge Resort & Marina	5,906	2,169	36.7%	7,136	3,048	42.7%	(600)	bps

Comparable Portfolio (2)	211,262	60,117	28.5%	149,060	35,547	23.8%	470	bps

Montage Healdsburg	12,104	1,511	12.5%	14,236	2,503	17.6%	(510)	bps
Four Seasons Resort Napa Valley	10,773	238	2.2%	2,852	—	0.0%	220	bps

Total Portfolio (3)	234,139	61,866	26.4%	166,148	38,050	22.9%	350	bps

Less: Prior Ownership (4)
The Confidante Miami Beach	—	—	N/A	(9,629)	(3,320)	34.5%	N/A

Add: Sold Hotels (5)	—	—	N/A	15,884	1,434	9.0%	N/A

Actual Portfolio (6)	$234,139	$61,866	26.4%	$172,403	$36,164	21.0%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information February 22, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2022/2019

Hotels sorted by number of rooms	For the Quarters Ended December 31,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$41,875	$12,335	29.5%	$34,249	$8,787	25.7%	380	bps
Boston Park Plaza	26,797	7,782	29.0%	25,458	7,474	29.4%	(40)	bps
Hyatt Regency San Francisco (1)	21,096	2,459	11.7%	31,798	8,363	26.3%	(1,460)	bps
Renaissance Washington DC (1)	13,135	1,351	10.3%	20,358	5,976	29.4%	(1,910)	bps
Renaissance Orlando at SeaWorld®	18,336	5,045	27.5%	21,113	7,463	35.3%	(780)	bps
Wailea Beach Resort	36,624	14,431	39.4%	31,502	12,424	39.4%	—	bps
JW Marriott New Orleans	10,645	4,262	40.0%	10,680	4,482	42.0%	(200)	bps
Marriott Boston Long Wharf	14,031	4,815	34.3%	14,973	5,455	36.4%	(210)	bps
Renaissance Long Beach	6,627	1,568	23.7%	6,698	1,747	26.1%	(240)	bps
The Confidante Miami Beach	10,030	2,474	24.7%	9,186	2,049	22.3%	240	bps
The Bidwell Marriott Portland	2,362	32	1.4%	2,980	762	25.6%	(2,420)	bps
Hilton New Orleans St. Charles	3,798	1,394	36.7%	3,072	729	23.7%	1,300	bps
Oceans Edge Resort & Marina	5,906	2,169	36.7%	4,826	1,435	29.7%	700	bps

Comparable Portfolio (2)	211,262	60,117	28.5%	216,893	67,146	31.0%	(250)	bps

Montage Healdsburg	12,104	1,511	12.5%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	10,773	238	2.2%	—	—	N/A	N/A

Total Portfolio (3)	234,139	61,866	26.4%	216,893	67,146	31.0%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	—	—	N/A	(9,186)	(2,049)	22.3%	N/A

Add: Sold/Disposed Hotels (5)	—	—	N/A	65,223	15,066	23.1%	N/A

Actual Portfolio (6)	$234,139	$61,866	26.4%	$272,930	$80,163	29.4%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information February 22, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2022/2021

Hotels sorted by number of rooms	For the Years Ended December 31,
	2022			2021
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$161,035	$52,560	32.6%	$67,799	$9,798	14.5%	1,810	bps
Boston Park Plaza	94,681	24,177	25.5%	38,516	(3,250)	(8.4)%	3,390	bps
Hyatt Regency San Francisco (1)	68,677	5,737	8.4%	28,252	(9,448)	(33.4)%	4,180	bps
Renaissance Washington DC (1)	55,600	10,114	18.2%	22,959	(1,684)	(7.3)%	2,550	bps
Renaissance Orlando at SeaWorld®	77,866	23,770	30.5%	33,725	3,313	9.8%	2,070	bps
Wailea Beach Resort	158,625	65,972	41.6%	110,486	47,270	42.8%	(120)	bps
JW Marriott New Orleans	34,540	12,343	35.7%	19,133	4,631	24.2%	1,150	bps
Marriott Boston Long Wharf	53,243	18,974	35.6%	27,048	3,928	14.5%	2,110	bps
Renaissance Long Beach	27,153	7,961	29.3%	18,366	5,465	29.8%	(50)	bps
The Confidante Miami Beach	43,070	12,421	28.8%	33,260	7,130	21.4%	740	bps
The Bidwell Marriott Portland	10,380	1,563	15.1%	5,100	(831)	(16.3)%	3,140	bps
Hilton New Orleans St. Charles	12,811	4,471	34.9%	6,481	888	13.7%	2,120	bps
Oceans Edge Resort & Marina	30,284	11,975	39.5%	29,053	12,477	42.9%	(340)	bps

Comparable Portfolio (2)	827,965	252,038	30.4%	440,178	79,687	18.1%	1,230	bps

Montage Healdsburg	51,150	6,158	12.0%	45,424	5,983	13.2%	(120)	bps
Four Seasons Resort Napa Valley	42,279	3,087	7.3%	2,852	—	0.0%	730	bps

Total Portfolio (3)	921,394	261,283	28.4%	488,454	85,670	17.5%	1,090	bps

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(33,260)	(7,130)	21.4%	N/A
Montage Healdsburg	—	—	N/A	(5,755)	1,768	(30.7)%	N/A

Add: Sold Hotels (5)	3,234	(2,172)	(67.2)%	49,389	(1,966)	(4.0)%	N/A

Actual Portfolio (6)	$901,991	$250,481	27.8%	$498,828	$78,342	15.7%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33

Supplemental Financial Information February 22, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2022/2019

Hotels sorted by number of rooms	For the Years Ended December 31,
	2022			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$161,035	$52,560	32.6%	$152,719	$46,996	30.8%	180	bps
Boston Park Plaza	94,681	24,177	25.5%	105,052	32,803	31.2%	(570)	bps
Hyatt Regency San Francisco (1)	68,677	5,737	8.4%	121,322	32,647	26.9%	(1,850)	bps
Renaissance Washington DC (1)	55,600	10,114	18.2%	84,784	24,267	28.6%	(1,040)	bps
Renaissance Orlando at SeaWorld®	77,866	23,770	30.5%	83,699	28,858	34.5%	(400)	bps
Wailea Beach Resort	158,625	65,972	41.6%	123,311	49,440	40.1%	150	bps
JW Marriott New Orleans	34,540	12,343	35.7%	41,877	17,465	41.7%	(600)	bps
Marriott Boston Long Wharf	53,243	18,974	35.6%	61,638	23,225	37.7%	(210)	bps
Renaissance Long Beach	27,153	7,961	29.3%	29,280	8,973	30.6%	(130)	bps
The Confidante Miami Beach	43,070	12,421	28.8%	36,501	8,060	22.1%	670	bps
The Bidwell Marriott Portland	10,380	1,563	15.1%	15,628	5,871	37.6%	(2,250)	bps
Hilton New Orleans St. Charles	12,811	4,471	34.9%	13,140	3,463	26.4%	850	bps
Oceans Edge Resort & Marina (1)	30,284	11,975	39.5%	21,228	6,576	31.0%	850	bps

Comparable Portfolio (2)	827,965	252,038	30.4%	890,179	288,644	32.4%	(200)	bps

Montage Healdsburg	51,150	6,158	12.0%	—	—	N/A	N/A
Four Seasons Resort Napa Valley	42,279	3,087	7.3%	—	—	N/A	N/A

Total Portfolio (3)	921,394	261,283	28.4%	890,179	288,644	32.4%	N/A

Less: Prior Ownership (4)
The Confidante Miami Beach	(22,637)	(8,630)	38.1%	(36,501)	(8,060)	22.1%	N/A

Add: Sold/Disposed Hotels (5)	3,234	(2,172)	(67.2)%	261,397	58,067	22.2%	N/A

Actual Portfolio (6)	$901,991	$250,481	27.8%	$1,115,075	$338,651	30.4%	N/A

*Footnotes on page 35

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 34

Supplemental Financial Information February 22, 2023

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 and FY 2022/2021/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the fourth quarter and full year of 2022 are impacted by room renovations at the Hyatt Regency San Francisco and the Renaissance Washington DC. Hotel Adjusted EBITDAre for the full year of 2019 is impacted by room renovations at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio includes the same 12 hotels owned by the Company during the fourth quarters and full years of 2022, 2021 and 2019 plus The Confidante Miami Beach acquired by the Company in June 2022. Amounts included in this presentation for The Confidante Miami Beach include both prior ownership results and the Company's results. The Company obtained prior ownership information from the previous owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)	Total Portfolio consists of all 15 hotels owned by the Company as of December 31, 2022 plus prior ownership results for the Montage Healdsburg acquired by the Company in April 2021. The Company obtained prior ownership information from the previous owner of the Montage Healdsburg during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition. The Four Seasons Resort Napa Valley is a newly-developed hotel that opened on a limited basis in October 2021. Prior year information is not comparable.
(4)	Prior Ownership includes results for The Confidante Miami Beach and the Montage Healdsburg, as applicable, prior to the Company’s acquisition of the hotels in June 2022 and April 2021, respectively.
(5)	Sold Hotels for the full years of 2022, 2021 and 2019 include results for the Hyatt Centric Chicago Magnificent Mile, sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile, sold in March 2022. Sold Hotels for the fourth quarters and full years of 2021 and 2019 also include results for the Embassy Suites La Jolla and the Renaissance Westchester, sold in December 2021 and October 2021, respectively. Sold/Disposed Hotels for the fourth quarter and full year of 2019 also include results for the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(6)	Actual Portfolio includes results for the 15 hotels and 18 hotels owned by the Company during the fourth quarter and full year of 2022, respectively, and the 19 hotels and 21 hotels owned by the Company during the fourth quarters and full years of 2021 and 2019, respectively.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 35